                                                                      Exhibit 24




                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2002.



                                            /s/ Zoe Baird
                                            --------------------
                                            Name: Zoe Baird
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 13th day of March, 2002.



                                            /s/ John C. Beck
                                            -----------------------------
                                            Name: John C. Beck
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2002.



                                            /s/ Sheila P. Burke
                                            -----------------------------
                                            Name: Sheila P. Burke
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2002.



                                            /s/ James I. Cash, Jr.
                                            -------------------------------
                                            Name: James I. Cash, Jr.
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2002.



                                            /s/ Joel J. Cohen
                                            ---------------------------------
                                            Name: Joel J. Cohen
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.



                                            /s/ James M. Cornelius
                                            --------------------------------
                                            Name: James M. Cornelius
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2002.



                                            /s/ David H. Hoag
                                            -----------------------------
                                            Name: David H. Hoag
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.



                                            /s/ Warren B. Rudman
                                            -------------------------------
                                            Name: Warren B. Rudman
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2002.



                                            /s/ David G. Scholey
                                            -----------------------------
                                            Name: David G. Scholey
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2002.



                                            /s/ Raymond G. H. Seitz
                                            --------------------------------
                                            Name: Raymond G. H. Seitz
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.



                                            /s/ Lawrence M. Small
                                            -----------------------------
                                            Name: Lawrence M. Small
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 12th day of March, 2002.



                                            /s/ Karen Hastie Williams
                                            --------------------------------
                                            Name: Karen Hastie Williams
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2002.



                                            /s/ James M. Zimmerman
                                            --------------------------------
                                            Name: James M. Zimmerman
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 14th day of March, 2002.



                                            /s/ Alfred W. Zollar
                                            -----------------------------
                                            Name: Alfred W. Zollar
                                            Title: Director

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.


                                            /s/ Weston M. Hicks
                                            ---------------------------------
                                            Name: Weston M. Hicks
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK, DEAN R. O'HARE and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 11th day of March, 2002.



                                            /s/ Henry B. Schram
                                            -----------------------------
                                            Name: Henry B. Schram
                                            Title: Senior Vice President and
                                                   Chief Accounting Officer

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS that I, the undersigned, hereby constitute and appoint HENRY G. GULICK and PHILIP J. SEMPIER, and each of them as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem necessary or desirable to enable The Chubb Corporation (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company (the "Securities") which may be offered and sold by the Company from time to time pursuant to the Company's Global Employee Stock Purchase Plan (2001), including specifically, but without limiting the generality of the foregoing, the power and authority to sign my name to a registration statement on Form S-8, or other appropriate form, covering said Securities, and any amendments or post-effective amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and I hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 8th day of March, 2002.



                                    /s/ Dean R. O'Hare
                                    ------------------------------------
                                    Name: Dean R. O'Hare
                                    Title: Chairman, Chief Executive Officer
                                            and Director